UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. 1)

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[   ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X] Definitive Proxy Statement

[   ] Definitive Additional Materials

[   ] Soliciting Material Pursuant to Sec. 240.14a-12

MACQUARIE GLOBAL INFRASTRUCTURE TOTAL RETURN FUND INC.

(Name of Registrant as Specified In Its Charter)

ALPS Fund Services, Inc.

1290 Broadway, Suite 1100

Denver, Colorado 80203

303-623-2577

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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EXPLANATORY NOTE

This Amendment No. 1 is being filed to supplement the Schedule 14A previously filed on May 17, 2013 (the “Original Filing”) by Macquarie Global Infrastructure Total Return Fund Inc. (the “Company”). This Amendment No. 1 is being filed to include the proxy card, which was inadvertently omitted from the Original Filing.

Except as specifically discussed in this Explanatory Note, this Amendment No. 1 does not otherwise modify or update any other disclosures presented in the Original Filing. In addition, this Amendment No.1 does not reflect events occurring after the date of the Original Filing or modify or update disclosures that may have been affected by subsequent events.

MACQUARIE GLOBAL INFRASTRUCTURE TOTAL RETURN FUND INC.

125 West 55th Street

New York, NY 10019

(800) 910-1434

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JUNE 19, 2013

To the Stockholders of Macquarie Global Infrastructure Total Return Fund Inc.:

Notice is hereby given that the Annual Meeting of Stockholders (the “Meeting”) of Macquarie Global Infrastructure Total Return Fund Inc., a Maryland corporation (the “Fund”), will be held at the offices of the Fund, 125 West 55th Street, 22nd Floor, New York, NY 10019, on June 19, 2013, at 9:00 a.m., local time, for the following purposes:

1.	To consider and vote upon the election of one (1) Class I Director of the Fund to serve until the 2015 Annual Meeting of Stockholders or until his successor is duly elected and qualifies (Proposal 1);

2.

To consider and vote upon the election of one (1) Class II Director of the Fund to serve until the 2016 Annual Meeting of Stockholders or until his successor is duly elected and qualifies (Proposal 2); and

3.	To consider and vote upon such other matters as may properly come before the Meeting or any adjournments or postponements thereof.

The Fund’s Board of Directors has fixed the close of business on April 26, 2013 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and any adjournments or postponements thereof.

YOU ARE CORDIALLY INVITED TO ATTEND THE MEETING. YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. PLEASE SEE THE PROXY CARD FOR ADDITIONAL VOTING INSTRUCTIONS.

The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund. If you have any questions regarding the enclosed proxy materials or need assistance in voting your shares, please contact the Fund at 1-800-910-1434.

By Order of the Board of Directors

John H. Kim
Secretary
Macquarie Global Infrastructure Total Return Fund Inc.

New York, NY

Dated: May 17, 2013

MACQUARIE GLOBAL INFRASTRUCTURE TOTAL RETURN FUND INC.

ANNUAL MEETING OF STOCKHOLDERS

June 19, 2013

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or the “Board,” and each such member, a “Director”) of Macquarie Global Infrastructure Total Return Fund Inc., a Maryland corporation (the “Fund”), to be voted at the Annual Meeting of Stockholders of the Fund to be held on June 19, 2013, at 9:00 a.m., local time, at the offices of the Fund, 125 West 55th Street, 22nd Floor, New York, NY 10019, and at any adjournments or postponements thereof (the “Meeting”). A Notice of Annual Meeting of Stockholders and a proxy card accompany this Proxy Statement, and are first being mailed to stockholders on or about May 17, 2013.

In addition to the solicitation of proxies by mail, officers of the Fund (the “Officers”) and officers and regular employees of Computershare Shareholder Services LLC (formerly BNY Mellon Shareowner Services) (“Computershare”), the Fund’s transfer agent, and affiliates of Computershare, ALPS Fund Services, Inc., the Fund’s administrator, or other representatives of the Fund also may solicit proxies by telephone, Internet or in person. The costs and expenses incurred in connection with the solicitation of proxies and preparing the Proxy Statement and its enclosures will be paid by the Fund.

COPIES OF THIS PROXY STATEMENT AND THE FUND’S MOST RECENT ANNUAL REPORT, INCLUDING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2012, ARE AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO THE FUND AT 125 WEST 55TH STREET, NEW YORK, NY 10019 OR BY CALLING THE FUND AT 1-800-910-1434 OR VIA THE INTERNET AT WWW.MACQUARIE.COM/MGU.

At the Meeting, the person(s) named as proxy holders on the enclosed proxy card will cast all the votes they are entitled to cast pursuant to validly executed and timely returned proxy cards. Such votes will be cast in accordance with the instructions marked on the proxy cards. If no instructions are marked on a proxy card, the proxy holders will cast such votes FOR the election of Messrs. Baird and Hunersen for Directors (Proposal 1 and Proposal 2, respectively), and in their discretion as to any other business that may properly come before the Meeting. Any stockholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and casting his, her or its votes in person, or by submitting a letter of revocation or a later-dated proxy to the Secretary of the Fund at the above address prior to the date of the Meeting. A quorum of stockholders is constituted by the presence in person or by proxy of the holders of common stock, par value $0.001 per share (the “Common Stock”), of the Fund entitled to cast a majority of the votes entitled to be cast at the Meeting. If a quorum is not present at the Meeting, the Chairman of the Meeting may adjourn the Meeting to permit the further solicitation of proxies to attain a quorum. If a quorum is present, the person(s) named as proxies will vote those proxies which they are entitled to vote “FOR” any proposal in favor of such adjournment and will vote those proxies required to be voted “AGAINST” any proposal against such adjournment.

BROKER NON-VOTES AND ABSTENTIONS

The affirmative vote of the holders of a majority of the shares of Common Stock outstanding and entitled to vote thereon is required to elect Mr. Baird as the Class I Director, as described in Proposal 1, and Mr. Hunersen as the Class II Director, as described in Proposal 2.

Broker-dealer firms holding shares of the Fund in “street name” for the benefit of their customers and clients will request instructions from such customers and clients prior to the Meeting on how to vote their shares. The Fund understands that, under the rules of the New York Stock Exchange (the “NYSE”), such broker-dealer firms may, without instructions from their customers and clients, grant authority to give a proxy to vote on routine matters, including the uncontested election of directors, if no instructions have been received prior to the date specified in the broker-dealer firm’s request for voting instructions. However, the NYSE also provides that in non-routine matters a broker member may not authorize any proxy without instructions from the customer. Votes that, in accordance with the NYSE rules, are not cast by broker-dealer firms on those non-routine matters are called “broker non-votes.”

In the event that there are no routine matters to be voted on, there will be no broker non-votes and shares held in street name for which voting instructions have not been received will be treated identically to shares held by a record holder who does not appear at the meeting in person or by proxy, i.e., the holder of those shares is not present for purposes of a quorum. Abstentions will be considered to be present at the Meeting for purposes of determining the existence of a quorum. Assuming the presence of a quorum, for the purpose of electing Messrs. Baird and Hunersen (Proposal 1 and Proposal 2, respectively), the failure to return a properly executed proxy card or otherwise authorize a proxy, an abstention or a broker non-vote, if any, will have the same effect as a “withhold” vote.

Stockholders of the Fund will be informed of the voting results of the Meeting in the Fund’s Semi-Annual Report for the period ending May 31, 2013. The Board of Directors has fixed the close of business on April 26, 2013 as the “Record Date” for the determination of stockholders entitled to notice of and to vote at the Meeting and all adjournments and postponements thereof.

The Fund has one class of stock: Common Stock. The holders of Common Stock are each entitled to one vote for each full share and a proportionate fraction of a vote for each fractional share held. As of the Record Date, there were 12,468,293 shares of Common Stock issued and outstanding.

This Proxy Statement is being provided to the holders of Common Stock of the Fund as of the Record Date. To the knowledge of the Fund, as of April 26, 2013, no stockholder or “group,” as that term is defined in Section 13(d) of the Securities Exchange Act of 1934, owned beneficially more than 5% of any class of the Fund’s outstanding shares.

The Board of Directors knows of no business to be presented for consideration at the Meeting other than what is described in Proposal 1 and Proposal 2 in the Notice of Meeting. If any other matter is properly presented at the Meeting, it is the intention of the person(s) named in the enclosed proxy to vote in accordance with their discretion.

In order that your shares of Common Stock may be represented at the Meeting, you are requested to vote on the following matters:

PROPOSAL 1: TO ELECT ONE (1) CLASS I DIRECTOR OF THE FUND

Nominee for the Board of Directors

The Board of Directors is divided into three classes of Directors serving staggered terms of three-years and until their successors are duly elected and qualify. Generally, one class of Directors is nominated each year by the Board for Directors for election by the Fund’s stockholders. The current term of the Class I Director expired in 2012, and the terms of the Class II and Class III Directors will expire in 2013 and 2014, respectively, and in each case when their successors are duly elected and qualify.

At the 2012 Annual Meeting of Stockholders, no Director received the required number of votes to be elected, and as a result the Fund’s then-current Class I Director, Gordon A. Baird, continued to serve as the Class I Director as no successor was duly elected and qualified. For the 2013 Annual Meeting of Stockholders, Mr. Baird has been nominated by the Board of Directors to serve as Class I Director for the balance of the three-year term to expire at the Fund’s 2015 Annual Meeting of Stockholders and until his successor has been duly elected and qualifies.

Unless authority is withheld, it is the intention of the person(s) named in the enclosed proxy to vote the proxy “FOR” the election of Mr. Baird. Mr. Baird has consented to serve as Director if elected at the Meeting. If Mr. Baird declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the person(s) named therein to vote in favor of a substitute nominee or nominees.

PROPOSAL 2: TO ELECT ONE (1) CLASS II DIRECTOR OF THE FUND

Nominee for the Board of Directors

The Board of Directors is divided into three classes of Directors serving staggered terms of three-years and until their successors are duly elected and qualify. Generally, one class of Directors is nominated each year by the Board of Directors for election by the Fund’s stockholders. The current term of the Class I Director expired in 2012, and the terms of the Class II and Class III Directors will expire in 2013 and 2014, respectively, and in each case when their successors are duly elected and qualify.

For the 2013 Annual Meeting of Stockholders, the Fund’s current Class II Director, Thomas W. Hunersen, has been nominated by the Board of Directors to serve as Class II Director for a three-year term to expire at the Fund’s 2016 Annual Meeting of Stockholders and until his successor has been duly elected and qualifies.

Unless authority is withheld, it is the intention of the person(s) named in the enclosed proxy to vote the proxy “FOR” the election of Mr. Hunersen. Mr. Hunersen has consented to serve as Director if elected at the Meeting. If Mr. Hunersen declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the person(s) named therein to vote in favor of a substitute nominee or nominees.

Information About Directors and Officers

The table below presents information about the existing Directors (including Messrs. Baird and Hunersen) and Officers, including information relating to their respective positions with the Fund, their principal occupations and other board memberships during the past five years, if any.

Name, Position Held With Fund, Address(1) and Age	Term of Office and Length of Time Served(2)	Principal Occupations and Other Board Memberships During Past Five Years
Non-Interested Directors(3)/Nominee
Gordon A. Baird Class I Director Age: 44	Since July 2005 Term expired 2012(4)

Mr. Baird has been the Chief Executive Officer of Independence Bancshares, Inc. since 2012. Previously, Mr. Baird had been an advisor to Thomas H. Lee Partners L.P., a Boston-based private equity firm. Prior to his involvement with Thomas H. Lee Partners L.P., from 2003 to 2011, Mr. Baird had been the Chief Executive Officer and Member of the Board of Directors of Paramax Capital Partners LLC, an asset management firm specializing exclusively in the financial services industry. Prior to this, Mr. Baird worked as a private equity analyst in the

Name, Position Held With Fund, Address(1) and Age	Term of Office and Length of Time Served(2)	Principal Occupations and Other Board Memberships During Past Five Years

investment management group at State Street Bank and Trust Company and the ABS securitization group at State Street Capital Corporation. Additionally, Mr. Baird is a member of the New York Securities Analyst Society and the Association for Investment Management and Research and is a Chartered Financial Analyst.

Thomas W. Hunersen Class II Director Age: 54	Since July 2005 Term expires 2013

Mr. Hunersen is former Group Executive – Corporate & Institutional Recovery at Irish Bank Resolution Corporation, Dublin, Republic of Ireland, 2013, Head of Strategy Projects - North America – Bank of Ireland, Greenwich, Connecticut, 2004; Chief Executive Officer, Slingshot Game Technology Inc., Natick, Massachusetts, 2001 – 2003; and EVP and Global Head of Energy & Utilities, National Australia Bank Limited, Melbourne, London and New York, 1987 – 2001.

Chris LaVictoire Mahai Class III Director Age: 57	Since July 2005 Term to expire 2014	Ms. Mahai has been Owner/Managing Member/Partner of Aveus, LLC (general management consulting) since 1999.

Interested Director(5)
Brad Frishberg Class III Director Age: 46	Since January 2011 Term to expire 2014

Mr. Frishberg has been Managing Director and Chief Investment Officer of Infrastructure Securities of Macquarie Funds Group since December 2009. Previously, he was Managing Director and U.S. Equity Portfolio Manager of JP Morgan Asset Management, 2000 – 2008.

Name, Position Held With Fund, Address(1) and Age	Term of Office and Length of Time Served(2)	Principal Occupations During Past Five Years
Officers
Brad Frishberg Chief Executive Officer and President Age: 46	Since May 2010

Mr. Frishberg has been Managing Director and Chief Investment Officer of Infrastructure Securities of Macquarie Funds Group since December 2009. Previously, he was Managing Director and U.S. Equity Portfolio Manager of JP Morgan Asset Management, 2000 – 2008.

James Blake Chief Compliance Officer Age: 50	Since February 2011

Mr. Blake is an Associate Director for Macquarie Bank Limited (February 2011 – present); previously, he was a Senior Compliance Officer for Delaware Management Business Trust, a subsidiary of Macquarie Group Limited (August 2001 – January 2011).

John H. Kim Chief Legal Officer and Secretary Age: 42	Since January 2011

Mr. Kim is Managing Director and U.S. General Counsel of Macquarie Funds Group (June 2009 – Present); previously, he was Head of U.S. Alternatives Legal within the Asset Management Division of Deutsche Bank AG (April 2001 – June 2009).

Meredith Meyer Chief Financial Officer and Treasurer Age: 40	Since January 2011

Ms. Meyer is an Associate Director and Chief Operating Officer of Macquarie Capital Investment Management, LLC (2009 – present). She has been with Macquarie Funds Group since 2007. Previously, she was Vice President at Marsh & McLennan Companies from 2003 to 2006.

(1) Address: 125 West 55th Street, New York, NY 10019.

(2) The Fund commenced operations on August 26, 2005.

(3) The non-interested Directors are not “interested persons” of the Fund within the meaning of
Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Investment Company
Act”), and are collectively referred to herein as “Non-Interested Directors.” Each Non-Interested
Director is a member of the Audit Committee and the Nominating and Corporate Governance
Committee, the only standing committees of the Board of Directors.

(4) At the 2012 Annual Meeting of Stockholders, no Director received the required number of votes to be elected, and as a result Mr. Baird, the Fund’s then-current Class I Director, continued to serve as the
Class I Director as no successor was duly elected and qualified.

(5) The Fund considers Mr. Frishberg to be an “interested person” of the Fund within the meaning of
Section 2(a)(19) of the Investment Company Act, based on his position with Macquarie Capital
Investment Management LLC (“MCIM”) and affiliates of MCIM.

QUALIFICATIONS OF BOARD OF DIRECTORS

The Board believes that each Director’s experience, qualifications, attributes or skills on an individual basis and in combination with those of other Directors lead to the conclusion that each Director should serve in such capacity. Among the attributes or skills common to all Directors are their ability to review and to evaluate, question and discuss information provided to them, to interact effectively with other Directors, MCIM, other service providers, counsel and the Fund’s independent registered public accounting firm, and to exercise effective and independent business judgment in the performance of their duties as Directors. Each Director’s ability to perform his/her duties effectively has been attained in large part through the Director’s business, consulting, public service and/or academic positions; experience from serving as a board member of the Fund, other investment funds, public companies or non-profit entities or other organizations. Each Director’s ability to perform his/her duties effectively also has been enhanced by education and professional training. The charter for the Board’s Nominating and Corporate Governance Committee contains certain other factors considered by the Committee in identifying and evaluating potential Director nominees. In addition to these shared characteristics, set forth below is a brief discussion of the specific experience, qualifications, attributes or skills of each Director that support the conclusion that each person should serve as a Director.

Gordon A. Baird. Since December 31, 2012, Mr. Baird has been the Chief Executive Officer of Independence Bancshares, Inc. Previously, Mr. Baird had been an advisor to Thomas H. Lee Partners L.P., a Boston-based private equity firm. Prior to his involvement with Thomas H. Lee Partners L.P., from 2003 to 2011, Mr. Baird had been the Chief Executive Officer and Member of the Board of Directors of Paramax Capital Partners LLC, an asset management firm specializing exclusively in the financial services industry. Prior to this, Mr. Baird worked as a private equity analyst in the investment management group at State Street Bank and Trust Company and the ABS securitization group at State Street Capital Corporation. Additionally, Mr. Baird is a member of the New York Securities Analyst Society and the Association for Investment Management and Research and is a Chartered Financial Analyst.

Thomas W. Hunersen. Mr. Hunersen served as Group Executive – Corporate & Institutional Recovery at Irish Bank Resolution Corporation, Dublin, Republic of Ireland until 2013. Additionally, in 2004, he served as the Head of Strategy Projects – North America – Bank of Ireland. From 2001 to 2003, he served as the Chief Executive Officer, Slingshot Game Technology Inc. Finally, from 1987 to 2001 with National Australia Bank Limited, Melbourne, London and New York, he was EVP and Global Head of Energy & Utilities. Mr. Hunersen has extensive expertise in corporate finance, as well as restructuring and business development.

Chris LaVictoire Mahai. Since 1999, Ms. Mahai has been the Owner/Managing Member/Partner of Aveus, LLC, a global strategy and operational change firm. She previously served on the boards of several private businesses and non-profit organizations. She is an active investor in women-owned and -led businesses and has over 35 years’ experience in leading, developing and implementing business and marketplace strategies. Ms. Mahai spent fifteen years of her corporate career in the financial services industry, her last position as executive officer and Senior Vice President of Marketing and Corporate Relations for First Bank System (now US Bank). She has served on many corporate and other boards, including more than eleven years on the board of the Legends Funds portfolio of mutual funds and its predecessor funds.

Brad Frishberg. Mr. Frishberg has been Managing Director and Chief Investment Officer of Infrastructure Securities of Macquarie Funds Group since December 2009. Prior to joining Macquarie Funds Group, Mr. Frishberg was managing director and U.S. equity portfolio manager at J.P. Morgan Asset Management, where over a period of 13 years he was responsible for managing portfolios and businesses in London, Tokyo and New York. Mr. Frishberg has more than 20 years of asset management experience.

Directors – Leadership Structure and Oversight Responsibilities

Overall responsibility for general oversight of the Fund rests with the Board. The Board has appointed Mr. Thomas W. Hunersen, a Non-Interested Director, to serve in the role of Chairman. The Chairman presides over executive sessions of the Directors and also serves between meetings of the Board as a liaison with service providers, Officers, counsel and other Directors on a wide variety of matters, including scheduling agenda items for Board meetings. The designation as Chairman does not impose on the Chairman any obligations or standards greater than or different from other Directors.

The Board meets in-person at regularly scheduled quarterly meetings each year. Furthermore, the Board may hold special in-person or telephonic meetings or informal conference calls to discuss specific matters that may arise or require action between regular meetings. As discussed below, the Board has established a Nominating and Corporate Governance Committee and an Audit Committee and may establish ad hoc committees or working groups from time to time to assist the Board in fulfilling its oversight responsibilities. To assist Non-Interested Directors in evaluating matters under federal and state law, the Non-Interested Directors are counseled by their own independent legal counsel, who participates in Board meetings and interacts with Fund counsel and MCIM’s counsel. Counsel to the Non-Interested Directors, to the Fund and to MCIM have significant experience advising funds and fund directors. The Board and its committees have the ability to engage other experts as appropriate. The Board evaluates its performance on an annual basis.

All of the Fund’s Directors, other than Mr. Brad Frishberg, are Non-Interested Directors, and the Board believes they are able to provide effective oversight of the Fund’s service providers. The three Non-Interested Directors interact directly with senior management of MCIM at scheduled meetings and between meetings as appropriate. Non-Interested Directors have been designated to chair the Board, the Audit Committee and the Nominating and Corporate Governance Committee. In addition, from time to time, Non-Interested Directors may be designated, formally or informally, to take the lead in addressing with management or their independent legal counsel matters or issues of concern to the Board.

The Board has determined that its leadership structure is appropriate in light of the Board’s size and the cooperative and dynamic working relationship among the Non-Interested Directors. In addition, the Board’s leadership structure is appropriate for the Fund because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure, as well as its overall structure, composition and functioning, and may make changes at its discretion at any time.

The Fund’s operations entail a variety of risks, including investment, administration, valuation and a range of compliance matters. Although MCIM and the Officers of the Fund are responsible for managing these risks on a day-to-day basis within the framework of their established risk management functions, the Board also addresses risk management of the Fund through its meetings and those of the committees and any working groups. As part of general oversight, the Board and the Chairman regularly interact with and receive reports from senior personnel of service providers, including the Fund’s and MCIM’s Chief Compliance Officer and portfolio management personnel. The Board’s Audit Committee (which consists of all Non-Interested Directors) meets during its regularly scheduled meetings and between such meetings, as needed, and the Audit Committee Chair maintains contact with the Fund’s independent registered public accounting firm and the Fund’s Chief Financial Officer. The Board also receives periodic presentations from senior personnel of MCIM regarding risk management generally, as well as periodic presentations regarding specific operational, compliance or investment areas, such as business continuity, personal trading, valuation and credit. The Board’s oversight function is facilitated by management reporting processes designed to provide visibility to the Board regarding the identification, assessment and management of critical risks, and the controls and policies and procedures used to mitigate those risks. The Board reviews its role in supervising the Fund’s risk management from time to time and may make changes at its discretion at any time. In addition, MCIM and other service providers to the Fund have adopted a variety of controls, policies and procedures designed to address particular risks to the Fund.

Beneficial Ownership of Stock Held in the Fund for Each Director

Set forth in the table below is the dollar range of equity securities in the Fund beneficially owned by each of the Fund’s existing Directors (including Messrs. Baird and Hunersen).

Name of Directors/Director Nominee	Dollar Range of Equity Securities Held in the Fund(1)
Non-Interested Directors/Director Nominee
Gordon A. Baird	$1 - $10,000
Thomas W. Hunersen	$1 - $10,000
Chris LaVictoire Mahai	$1 - $10,000
Interested Director
Brad Frishberg	$10,001 - $50,000

(1) This information has been furnished by each Director (including Messrs. Baird and Hunersen) as of December 31, 2012. “Beneficial Ownership” is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended (the “1934 Act”).

The Directors (including Messrs. Baird and Hunersen) and the Officers, in the aggregate, own less than 1% of the Fund’s outstanding shares of Common Stock as of the Record Date.

Compensation of Directors

As of November 30, 2012, the Chairperson of the Fund receives an annual retainer of $43,750 for his or her services to the Fund, and each other Non-Interested Director of the Fund receives an annual retainer of $35,000 for his or her services to the Fund. In addition, each Non-Interested Director receives a fee of $2,500 for each in-person Board meeting attended and $1,500 for each telephonic Board meeting attended. During the fiscal year ended November 30, 2012, an additional payment to the Non-Interested Directors was approved by the Directors in an amount equal to their quarterly retainer in recognition of additional work performed. The table below sets forth certain information regarding the compensation of the Fund’s Directors for the fiscal year ended November 30, 2012. Directors and Officers of the Fund who are employed by MCIM or its affiliates receive no compensation or expense reimbursement from the Fund. During the fiscal year ended November 30, 2012, the Directors of the Fund met fifteen times. Each Director then serving in such capacity attended at least 75% of the meetings of Directors and of any Committee of which he or she is a member.

Compensation Table For The Fiscal Year Ended November 30, 2012

Name of Person and Position	Aggregate Compensation Paid From the Fund (2)
Non-Interested Directors/Director Nominees
Gordon A. Baird, Director	$65,750
Thomas W. Hunersen, Director	$80,188
Chris LaVictoire Mahai, Director	$70,250
Interested Director
Brad Frishberg, Director(1)	None

(1) As an employee of MCIM or of affiliates of MCIM, Mr. Frishberg did not receive compensation or expense reimbursement from the Fund during the fiscal year ended November 30, 2012. Mr. Frishberg began serving as a Director as of January 18, 2011.

(2) The Fund is not part of a fund complex or group, and, accordingly, the Directors do not serve on the board of any other registered investment company in a complex or group with the Directors. Retirement and/or pension benefits are not offered as part of the compensation for Directors.

Audit Committee

The Board of Directors has an Audit Committee composed of the three Non-Interested Directors who (a) are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act, (b) are “independent” as defined in the NYSE listing standards and (c) meet any other applicable requirements of the U.S. Securities and Exchange Commission (“SEC”) and other applicable rules and regulations. The members are Ms. Chris LaVictoire Mahai and Messrs. Thomas W. Hunersen and Gordon A. Baird. Mr. Gordon A. Baird is the chair of the Audit Committee. The responsibilities of the Audit Committee include: (i) overseeing the performance of the Fund’s internal audit function, including the Fund’s internal control over financial reporting; (ii) overseeing the integrity of Fund’s financial statements and the independent audit thereof; (iii) overseeing or, as appropriate, assisting the Board of Directors’ oversight of, the Fund’s compliance with legal and regulatory requirements; and (iv) the appointment, compensation, performance, retention and oversight of the Fund’s independent registered public accounting firm. The Audit Committee is also required to prepare an audit committee report pursuant to the rules of the SEC for inclusion in the Fund’s annual proxy statement. The Audit Committee operates pursuant to the written Audit Committee Charter (the “Charter”) that was most recently reviewed and approved by the Board of Directors on January 14, 2013. A copy of the Charter is available on the Fund’s website at www.macquarie.com/mgu. As set forth in the Charter, management is responsible for maintaining appropriate systems for accounting and internal control, and the Fund’s independent registered public accounting firm is responsible for planning and carrying out proper audits and reviews. The independent registered public accounting firm is ultimately accountable to the Board of Directors and to the Audit Committee, as representatives of the Fund’s stockholders. The independent registered public accounting firm for the Fund reports directly to the Audit Committee. During the fiscal year ended November 30, 2012, the Audit Committee met four times.

Audit Committee Report

In performing its oversight function, at a meeting held on January 14, 2013, the Audit Committee of the Board reviewed and discussed with management of the Fund and the Fund’s independent registered public accounting firm, PricewaterhouseCoopers LLP (“PricewaterhouseCoopers”), the audited financial statements of the Fund for the fiscal year ended November 30, 2012 and discussed the audit of such financial statements with PricewaterhouseCoopers.

In addition, the Audit Committee discussed with PricewaterhouseCoopers the accounting principles applied by the Fund and such other matters brought to the attention of the Audit Committee by PricewaterhouseCoopers required by Statement of Auditing Standards No. 114, The Auditor’s Communication With Those Charged With Governance, as currently modified or supplemented. At the October 16, 2012 meeting of the Board of Directors, the Audit Committee received from PricewaterhouseCoopers the written disclosures and statements required by the Securities and Exchange Commission independence rules and the letter required by Public Company Accounting Oversight Board Rule 3526, Communication with Audit Committees Concerning Independence, formerly Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, delineating relationships between PricewaterhouseCoopers and the Fund and discussed the impact that any such relationships might have on the objectivity and independence of PricewaterhouseCoopers.

As set forth above, and as more fully set forth in the Charter, the Audit Committee has significant duties and powers in its oversight role with respect to the Fund’s financial reporting procedures, internal control systems and the independent audit process.

The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by the Fund for accounting, financial management or internal control purposes. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or PricewaterhouseCoopers. Accordingly, the Audit Committee’s oversight does not provide an independent basis to determine that management has maintained appropriate accounting and/or financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions referred to above do not provide assurance that the audit of the Fund’s financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

Based on its consideration of the audited financial statements and the discussions with management and PricewaterhouseCoopers referred to above, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, the Audit Committee recommended to the Board that the Fund’s audited financial statements be included in the Fund’s Annual Report for the fiscal year ended November 30, 2012.

Submitted by the Audit Committee of the Fund’s Board of Directors

Dated: April 9, 2013

Chris LaVictoire Mahai

Gordon A. Baird

Thomas W. Hunersen

Nominating and Corporate Governance Committee

The Board of Directors has a Nominating and Corporate Governance Committee composed of the three Non-Interested Directors who (a) are not “interested persons” of the Fund as defined in Section 2(a)(19) of the Investment Company Act, (b) are “independent” as defined in the NYSE listing standards, and (c) meet any other applicable requirements of the SEC and other applicable rules and regulations. The members are Ms. Chris LaVictoire Mahai and Messrs. Thomas W. Hunersen and Gordon A. Baird. Ms. Chris LaVictoire Mahai is the chair of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee is responsible for identifying and recommending to the Board of Directors individuals it believes to be qualified to become Board members in the event that a position is vacated or created. While the Nominating and Corporate Governance Committee is solely responsible for the selection and nomination of the Fund’s Non-Interested Directors, it may consider Director candidates recommended by stockholders as it deems appropriate.

Stockholders who wish to recommend a nominee should send nominations to the Fund’s Secretary and include biographical information and set forth the qualifications of the proposed nominee. See “Stockholder Proposals.” The Nominating and Corporate Governance Committee

evaluates nominees from all sources using the same standards. The Board of Directors of the Fund has adopted a written charter for the Nominating and Corporate Governance Committee, a copy of which is available on the Fund’s website at www.macquarie.com/mgu.

The Nominating and Corporate Governance Committee believes that it is in the best interests of the Fund and its stockholders to obtain highly qualified candidates to serve as members of the Board. Furthermore, the Nominating and Corporate Governance Committee believes that such Director needs to have the ability to critically review, evaluate, question and discuss information provided to him or her and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of his or her duties. The Nominating and Corporate Governance Committee shall evaluate each potential nominee to serve as a Director of the Fund, which evaluation shall include, at a minimum, to the extent required, compliance with the independence and other applicable NYSE listing standards, and all other applicable laws, rules, regulations and the criteria, policies and principles set forth in the Nominating and Corporate Governance Committee’s charter. In nominating candidates, the Nominating and Corporate Governance Committee shall take into consideration such factors as it deems appropriate, including: (i) educational background, business and professional experience, character and integrity; (ii) individual qualities and attributes, including gender, race or national origin; (iii) whether or not the person has any criminal convictions or convictions involving the purchase or sale of a security; (iv) whether or not the person has been the subject of any order, judgment or decree of any federal or state authority finding that the individual violated any federal or state securities laws; (v) whether the person is otherwise qualified under applicable laws and regulations to serve as a Director of the Fund; (vi) the nature of any business, charitable, financial or family relationships that might impair the individual’s independence; (vii) whether the individual is financially literate pursuant to the listing standards of the NYSE; (viii) whether the person serves on a board of, or is otherwise affiliated with, competing financial services organizations or their related investment company complexes; (ix) the person’s willingness to serve and ability to commit the time necessary to perform the duties of a Director of the Fund; and (x) whether the selection and nomination of the person is consistent with the Fund’s retirement policy, if any.

The Nominating and Corporate Governance Committee held two meetings during the fiscal year ended November 30, 2012.

Required Vote

The election of Mr. Baird as the Class I Director of the Fund requires the affirmative vote of the holders of a majority of the shares of Common Stock outstanding and entitled to vote thereon. In the event no nominee for Class I Director receives the necessary vote, Mr. Baird will continue to serve as an elected Director until a subsequent Director election is held and he or another nominee qualifies and receives the necessary vote.

The election of Mr. Hunersen as the Class II Director of the Fund requires the affirmative vote of the holders of a majority of the shares of Common Stock outstanding and entitled to vote thereon. In the event no nominee for Class II Director receives the necessary vote, Mr. Hunersen will continue to serve as an elected Director until a subsequent Director election is held and he or another nominee qualifies and receives the necessary vote.

THE BOARD OF DIRECTORS, INCLUDING THE NON-INTERESTED DIRECTORS, UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE ELECTION OF MR. BAIRD AS THE CLASS I DIRECTOR AND “FOR” THE ELECTION OF MR. HUNERSEN AS THE CLASS II DIRECTOR.

Other Board Related Matters

The Fund has no formal policy regarding Director attendance at stockholder meetings and does not expect Directors or nominees for election as directors to attend the Annual Meeting of Stockholders. None of the Non-Interested Directors attended last year’s Annual Meeting of Stockholders.

The Board has established the following procedures in order to facilitate communications among the Board and the stockholders of the Fund and other parties.

Receipt of Communications

Stockholders may mail written communications to the full Board of Directors, to committees of the Board of Directors or to specified individual Directors in care of the Secretary of the Fund, 125 West 55th Street, New York, NY 10019.

Forwarding the Communications

All stockholder communications received by the Secretary will be forwarded promptly to the full Board of Directors, the relevant Board committee or the specified individual Director, as applicable, except that the Secretary may, in good faith, determine that a stockholder communication should not be so forwarded if it does not reasonably relate to the Fund or its operations, management, activities, policies, service providers, board, officers, stockholders or other matters relating to an investment in the Fund or is purely ministerial in nature.

2012 Annual Meeting of Stockholders

At the 2012 Annual Meeting of Stockholders held on June 21, 2012, on the vote on the election of one Class I Director to serve until the 2015 Annual Meeting of Stockholders or until his successor is duly elected and qualified, (i) Mr. Baird received 4,191,821 “For” votes and 176,250 “Withhold” votes and (ii) Robert H. Daniels received 5,150,711 “For” votes and 52,234 “Withhold” votes. A quorum was present but neither nominee received a sufficient number of votes to be elected. As a result, Mr. Baird, the Fund’s then-current Class I Director, continued to serve as the Class I Director as no successor was duly elected and qualified.

At the Meeting, a vote was held on a non-binding stockholder proposal requesting that the Board take the necessary steps to amend the Bylaws of the Fund so that when the Board elections are contested, with more nominees than open seats, plurality of the votes cast, rather than majority, will be sufficient for election. The non-binding proposal received 7,251,653 “For” votes, 2,209,564 “Against” votes and 109,888 “Withhold” votes, which represented a majority of the shares voted but less than a majority of shares outstanding. Subsequent to the Meeting, after due consideration, the Board determined to maintain the Fund’s current voting provision based, in part, on the following: (i) the provision has been the standard to which each Director has been held since the Fund’s inception, and (ii) the provision minimizes the risk that a minority group of stockholders can be in position to replace a Director without considering all stockholders.

ADDITIONAL INFORMATION

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP, 1670 Broadway, Suite 1000, Denver, CO 80202, currently serves as the Fund’s independent registered public accounting firm. PricewaterhouseCoopers acted as the Fund’s independent registered public accounting firm for the fiscal year ended November 30, 2012. The Fund knows of no direct financial or material indirect financial interest of PricewaterhouseCoopers in the Fund. A representative of PricewaterhouseCoopers will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

Audit Fees: The aggregate fees billed in each of the fiscal years ended November 30, 2012 and November 30, 2011 for professional services rendered by PricewaterhouseCoopers for the audit of the Fund’s annual financial statements or services that are normally provided by the auditors in connection with statutory and regulatory filings or engagements were $82,800 and $80,000, respectively.

Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years ended November 30, 2012 and November 30, 2011 for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under “Audit Fees” above were $3,000 and $4,500, respectively. These fees are for out-of-pocket expenses related to traveling to complete the registrant’s audit.

Tax Fees: The aggregate fees billed in each of the last two fiscal years ended November 30, 2012 and November 30, 2011 for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning, which includes the filing of federal and excise tax returns and preparation of state tax returns, were $64,730 and $62,520, respectively.

All Other Fees: There were no fees billed in each of the fiscal years ended November 30, 2012 and November 30, 2011 for products and services provided by PricewaterhouseCoopers, other than the services reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” above.

Non-Audit Fees: The aggregate non-audit fees billed by PricewaterhouseCoopers for services rendered to the Fund, and rendered to the Fund’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser (“affiliates”) that provides ongoing services to the Fund (“Covered Service Provider”) for the fiscal years ended November 30, 2012 and November 30, 2011 were $0 and $0, respectively.

The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the auditors to the Fund, and all non-audit services to be provided by the auditors to the Fund’s investment adviser and any Covered Service Provider, if the engagement relates directly to the operations and financial reporting of the Fund. The Audit Committee may delegate any portion of its authority, including the authority to grant preapprovals of audit related services and permitted non-audit services, to a subcommittee of one or more members of the Audit Committee pursuant to preapproval policies and procedures established by the Audit Committee; provided, however, that the Audit Committee may not delegate preapproval of the audit required by the 1934 Act. Any decision of such subcommittee of the Audit Committee to grant preapprovals shall be presented to the full Audit Committee at its next regularly scheduled meeting. Pre-approval by the Audit Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Fund’s investment adviser and any Covered Service Provider constitutes not more than 5% of the total amount of revenues paid by the Fund to its independent registered public accounting firm during the fiscal year in which the permissible non-audit services are provided; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or the Chairman prior to the completion of the audit. All of the audit, audit-related, tax and other services described above for which PricewaterhouseCoopers billed the Fund fees for each of the fiscal years ended November 30, 2012 and November 30, 2011 were pre-approved by the Audit Committee.

THE INVESTMENT ADVISER AND ADMINISTRATOR

MCIM is the Fund’s investment adviser, and its business address is 125 West 55th Street, New York, NY, 10019.

ALPS Fund Services, Inc. is the administrator of the Fund, and its business address is 1290 Broadway, Suite 1100, Denver, CO 80203.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the 1934 Act requires the Officers and Directors of the Fund and persons who own more than 10% of the Fund’s Common Stock to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC and the NYSE. Officers, Directors and greater than 10% stockholders of the Fund are required by SEC regulations to furnish the Fund with copies of all Forms 3, 4 and 5 they file.

Based solely on the Fund’s review of the copies of such forms and amendments thereto furnished to it during or with respect to its most recent fiscal year and written representations from certain reporting persons, the Fund believes that all of its Officers, Directors, greater than 10% beneficial owners and other persons subject to Section 16 of the 1934 Act due to the requirements of Section 30 of the Investment Company Act have complied with all filing requirements applicable to them with respect to transactions during the Fund’s most recent fiscal year.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS

FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 19, 2013

The following materials relating to this Proxy Statement are available at www.macquarie.com/mgu:

•	this Proxy Statement;

•	the accompanying Notice of Annual Meeting of Stockholders; and

•	the Fund’s Annual Report for the fiscal year ended November 30, 2012.

Other Matters to Come Before the Meeting

The Directors of the Fund do not intend to present any other business at the Meeting, nor are they aware that any stockholder intends to do so and has complied with the advance notice provisions of the Fund’s Bylaws. If, however, any other matters, including proposals to adjourn the Meeting, are properly brought before the Meeting, the person(s) named in the accompanying form of proxy will vote thereon in accordance with their discretion.

Delivery of Proxy/Householding

Only one copy of the Fund’s annual or semi-annual report or this Proxy Statement may be mailed to households, even if more than one person in a household is a stockholder of record, unless the Fund has received instructions to the contrary. If a stockholder needs an additional copy of an annual report or semi-annual report or this Proxy Statement, please contact the Fund at 1-800-910-1434. If any stockholder does not want the mailing of this Proxy Statement to be combined with those for other household members, please contact the Fund in writing at: 125 West 55th Street, New York, NY 10019 or call the Fund at 1-800-910-1434.

STOCKHOLDER PROPOSALS

The Fund’s Bylaws, as currently in effect, provide that, in order for a stockholder to nominate a candidate for election as a Director at an annual meeting of stockholders or propose other business for consideration at such meeting, written notice containing the information required by the Bylaws must be delivered to the Secretary of the Fund, at the Fund’s principal executive offices, not earlier than the 150th day nor later than 5:00 p.m. (Eastern Time) on the 120th day prior to the first anniversary of the date the proxy statement was released to stockholders for the preceding year’s annual meeting. Accordingly, unless the Fund’s 2014 annual meeting of stockholders is advanced or delayed more than 30 days from June 19, 2014, a stockholder nomination or proposal intended to be considered at the 2014 annual meeting must be received by the Secretary on or after December 18, 2013, and prior to 5:00 p.m. (Eastern Time) on January 17, 2014. Additionally, under the rules of the SEC if a stockholder wishes to submit a proposal for possible inclusion in the Fund’s proxy statement for its 2014 annual meeting of stockholders pursuant to Rule 14a-8 under the 1934 Act (“Rule 14a-8”), the Fund must receive it on or before January 17, 2014. Rule 14a-8 specifies a number of procedural and eligibility requirements to be satisfied by a stockholder submitting a proposal for inclusion in the Fund’s proxy materials pursuant to this Rule. Any stockholder contemplating submissions of such a proposal is referred to Rule 14a-8.

IT IS IMPORTANT THAT PROXIES ARE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR IN ACCORDANCE WITH THE INSTRUCTIONS ON THE WHITE PROXY CARD.

PROXY SERVICES

P.O. BOX 9112

FARMINGDALE, NY 11735

To vote by Internet

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Go to website www.proxyvote.com
3)	Follow the instructions provided on the website.

To vote by Telephone

1)	Read the Proxy Statement and have the proxy card below at hand.
2)	Call 1-800-690-6903
3)	Follow the instructions.

To vote by Mail

1)	Read the Proxy Statement.
2)	Check the appropriate boxes on the proxy card below.
3)	Sign and date the proxy card.
4)	Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M59874-P40552                             KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.	DETACH AND RETURN THIS PORTION ONLY

MACQUARIE GLOBAL INFRASTRUCTURE TOTAL RETURN FUND INC.

The Board of Directors recommends you vote FOR the following:			For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark ‘For All Except’ and write the name(s) of the nominee(s) of the line below.

1.	To elect one (1) Class I Director and one (1) Class II Director of the Fund.		☐	☐	☐
Nominees:
01) Gordon A. Baird
02) Thomas W. Hunersen

2.	To consider and vote upon such other matters as may properly come before the Meeting or any adjournments or postponements thereof.

MACQUARIE GLOBAL INFRASTRUCTURE TOTAL RETURN FUND INC.

Please sign this proxy exactly as your name(s) appear(s) in the records of the Fund. If joint owners, both should sign. Directors and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Please be sure to sign and date this proxy.

Signature [PLEASE SIGN WITHIN BOX]		Date				Signature [Joint Owners]	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

Proxy Statement is available at http://www.proxyvote.com.

M59875-P40552

MACQUARIE GLOBAL INFRASTRUCTURE TOTAL RETURN FUND INC.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder of Macquarie Global Infrastructure Total Return Fund Inc., a Maryland corporation (the “Fund”), hereby appoints Meredith Meyer and Adam Langley, or either of them, as proxies for the undersigned, with full power of substitution in each of them, to attend the Annual Meeting of the Stockholders (the “Annual Meeting”) of the Fund, to be held at the offices of the Fund, 125 West 55th Street, 22nd Floor, New York, NY 10019, on June 19, 2013, at 9:00 a.m., local time, and any adjournment or postponement thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned at the Annual Meeting with all powers possessed by the undersigned if personally present at the Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and of the accompanying Proxy Statement and revokes any proxy heretofore given with respect to the Annual Meeting.

The votes entitled to be cast by the undersigned will be cast as instructed on the reverse side. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast “for” the nominees for directors and, in any event, in the discretion of the Proxy holder on any other matter that may property come before the meeting or any adjournment or postponement thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE.